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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported)         January 16, 2003
                                                            ----------------



                          Beverly National Corporation
                          ----------------------------
                 (Name of small business issuer in its charter)


A Massachusetts Corporation              33-22224-B              04-2832201
---------------------------              ----------              ----------
(State or other jurisdiction      (Commission file number)    (I.R.S.Employer
of incorporation or organization)                            Identification No.)

240 Cabot Street  Beverly, Massachusetts                          01915
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   (978) 922-2l00
                                                     --------------


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events

         On January 16, 2003, Beverly National Corporation issued the following press release related to earnings and dividend payment.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)  Financial Statements of Business Acquired.
              None

         (b)  Pro Forma Financial Information.
              None

         (c)  Exhibits.
              99.1   Press Release dated January 16, 2003

         Exhibit Index.

         99.1     Press Release dated January 16, 2003




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Beverly National Corporation
                                                   Registrant

Dated:  January 16, 2003                   /S/ Peter E. Simonsen
        ----------------                   ---------------------
                                           Peter E. Simonsen
                                           Treasurer, Principal Financial &
                                           Accounting Officer